As filed with the Securities and Exchange Commission on June 2, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2004

Date of reporting period: March 31, 2004

Item 1. Report to Stockholders.

Chase Growth Fund

April 29, 2004
Dear Fellow Shareholders:

At the end of the first quarter over 2,000 shareholders had $137 million invested in our Chase Growth Fund (NASDAQ: CHASX), up from $70 million a year earlier. We appreciate the trust all of you have placed in our management and I want to extend a special welcome to the new shareholders since my November 6th letter.

For the six months ended March 31, 2004 our fund had a before and after tax total return of +19.82% compared with +14.08% for the Standard & Poor’s 500 Composite Stock Price Index, +11.29% for the Russell 1000® Growth Index, and +11.43% for the Lipper Large Cap Growth Funds Index. We are pleased that Lipper Analytical Services, Inc.1 ranked the Chase Growth Fund 2nd best in its Large Cap Growth Universe of 329 funds for the five years ended 3/31/04, 35th out of 494 funds for the three years ended 3/31/04 and 342nd out of 607 for the one year ending 3/31/04 (based on Fund total returns). Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.

On March 31st our fund was invested in 39 stocks, which on average were rated A quality by Value Line. They range in market capitalization from $186 billion (American International Group) to $5.8 billion (XTO Energy). For the six months ended March 31st, our five best performing stocks were America Movil SA de CV ADR +67.24%, International Game Technology +59.72%, Countrywide Financial Corp. +53.65%, Coach, Inc. +50.15%, and New York Community Bancorp Inc. +45.05%.

Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. The Chase Growth Fund (CHASX) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. In the accompanying charts, we compare the characteristics of our fund’s stocks to the S&P 500. CHASX stocks have enjoyed more consistent and substantially higher five-year average annual earnings per share growth rates of 29% vs. 8% for the S&P. They are significantly more profitable with a Return on Equity of 22% vs. 15%, and have stronger balance sheets with Debt to Total Capital of only 21% vs. 40%. Even with earnings growth rates over three times as great they only sell at a 16% higher price/earnings multiple than the S&P 500 (24.2X vs. 20.9X) based on 2004 estimated earnings. Relative to their earnings growth and earnings reinvestment rates “Chase” stocks offer substantially better value. Our stocks are selling at only 0.84 times their five-year historical growth rates compared to 2.71 times for the S&P 500 and 1.26 times their projected reinvestment rates compared to 2.17 times for the S&P 500.

2	Chase Growth Fund

March 31, 2004
CHASE GROWTH FUND STOCKS vs. S&P 500

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or cpmpanies held in the Fund's portfolio.

March 31, 2004
FUNDAMENTALS AND RATIOS

On March 31, 2004, Ned Davis Research estimated that the total market capitalization of 5,100 U.S. stocks stood at 120.3% of nominal GDP. While that was down 31% from its March 2000 mania peak of 174%, it is still very high compared to ratios of 86.5% and 79.4% respectively at the 1929 and 1973 peaks.

According to the Leuthold Group the S&P 500 was selling at 23.6 times normalized (five year average adjusted) earnings on 3/31/04. The historical median P/E from 1957 to date was 17.8x. For the S&P 500 to move back to its historical median P/E, it would have to fall about 24% or consolidate until earnings rise further.

We were encouraged when the daily NYSE Advance/Decline line hit a new cyclical high on April 1st (as did the Russell 2000 and the Value Line Arithmetic Composite). The Advance/Decline Line normally peaks months prior to a cyclical peak in stocks. However, by April 14th the A-D Line on the NYSE had dropped 6,403 from its recent high. As Joe Granville notes, once the advance-decline line moves 5,000 or more in either direction it normally signals a move in that indicated direction for many months. However, with 53% of the “Stocks” on the NYSE now comprised of Preferreds that act like bonds, closed end bond funds, foreign stock ADRs and REITs the downward direction is distorted and primarily applies to fixed income securities and interest sensitive stocks rather than equities in general. Lowry’s operating company only Advance/Decline line is way above its March lows. Similarly, on April 14th when there were 202 new lows on the NYSE compared with 28 new highs, Lowry’s figures show that only five domestic operating company common stocks made new lows! The stocks of domestic operating companies show no sign of being on the verge of an important decline.

Chase Growth Fund	3

In the 10 days through April 22nd we had a 70 bp rise in the 10 Year U.S. Treasury Bond yield; one of the biggest short term increases ever. The stock market should be quite vulnerable if the Fed raises rates sooner and considerably more than expected. With some current technical weakness, and the seasonally worst six months for the Dow and S&P (May-October) about to start, we may become more defensive. Benefiting from strong fiscal and monetary stimulus the stock market seems priced for perfection. Both the debt-ridden economy and the stock market are particularly vulnerable to higher interest rates not to mention other unexpected negatives such as any sharp decline in the U.S. dollar, huge losses in derivatives, or a major terrorist attack. While we have been expecting an erratic, slightly up year, it should be noted that during the 21 Presidential election years since 1920 at its low the DJIA had declined 16.6% on average from its pre-Presidential year high. This time that high was 10,454 on 12/31/03 so a 16.6% decline would be 8,720 in this case.

Since 1900 Presidential election years are up about 70% of the time with a median gain of 8%: +16.4% when the incumbent party is reelected (15 cases), -1.4% when the incumbent party lost (10 cases). After August when investors are focusing on the elections it becomes important whether President Bush will win reelection or not. In any case, we believe individual stock prices will be much more reflective of corporate earnings progress this year. We are striving to position our portfolios for an effective balance between capital appreciation and capital preservation. We continue to believe our investment process that seeks good quality growth stocks at reasonable prices and involves a process with significant fundamental and technical parameters will continue to perform well over the longer term. With risks high, we remain cautious as we seek good quality, relatively attractive growing companies with well-defined outlooks.

Chase Investment Counsel Corp. now manages over $2.5 billion for clients in 32 states. The Chase Growth Fund (CHASX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team and senior portfolio managers, David Scott, Brian Lazorishak, and myself that manage our large separate accounts. As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. We remain tax sensitive and expect no taxable capital gains distributions this year. The fund established significant carry forward capital losses, which will offset any capital gains that are likely to be taken this year.

To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares held less than 60 days. Such fees remain in the fund for the benefit of all shareholders. With assets now over $100 million, starting January 1, 2004 we lowered the expense ratio cap from 1.48% to 1.39% to share the economies of scale with our shareholders.

As the largest individual shareholder I assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks. The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together. Listed below are the 10 largest holdings as of March 31, 2004.

4	Chase Growth Fund

TOP 10 HOLDINGS

1. International Game Technology	6. Countrywide Financial Corp.
2. Boston Scientific Corp.	7. Teva Pharmaceutical Inds ADR
3. eBay Inc.	8. America Movil SA de CV ADR
4. MBNA Corp.	9. UnitedHealth Group Inc.
5. Cisco Systems Inc.	10. Qualcomm Inc.

Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation

The opinions expressed above are those of the investment advisor, are subject to change, and any forecasts made cannot be guaranteed.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Lipper Larger Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar- weighted median market capitalization of the S&P Mid-Cap 400 Index.
[1]
Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges. Please note this fund does not have any sales charges.

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.
Quasar Distributors, LLC, distributor. (05/04)

Chase Growth Fund	5

SCHEDULE OF INVESTMENTS at March 31, 2004 (Unaudited)

Shares	COMMON STOCKS: 94.75%	Market Value

43,700	Apparel: 2.48% NIKE, Inc. - Class B	$3,402,919

20,700	Brokerage: 1.40% Legg Mason, Inc	1,920,546

212,300	Computer - Networking: 3.64% Cisco Systems, Inc.*	4,993,296

66,600	Computer Software & Services: 2.25% Symantec Corp.*	3,083,580

43,800 20,500	Conglomerates: 3.50% 3M Co. Johnson Controls, Inc.	3,585,906 1,212,575

		4,798,481

33,300	Consumer Goods/Services: 1.86% Fortune Brands, Inc.	2,551,779

70,300	Drugs - Generic: 3.25% Teva Pharmaceutical Industries, Ltd. #	4,457,723

78,900	Energy/Oil/Gas/Coal: 1.57% Suncor Energy, Inc.	2,157,915

58,400 46,100 84,875	Energy/Oil & Gas Exploration & Production: 5.54% Apache Corp. Burlington Resources, Inc. XTO Energy, Inc.	2,521,128 2,933,343 2,142,245

		7,596,716

32,300 61,688	Finance/Banks: 4.18% Golden West Financial Corp. New York Community Bancorp, Inc.	3,615,985 2,114,665

		5,730,650

53,200 189,800	Financial Services - Diversified: 6.75% Capital One Financial Corp. MBNA Corp.	4,012,876 5,244,174

		9,257,050

49,266	Financial Services - Mortgage Related: 3.45% Countrywide Financial Corp.	4,724,609

See accompanying Notes to Financial Statements.

6	Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2004 (Unaudited), Continued

Shares		Market Value

114,800	Food: 1.41% Archer-Daniels-Midland Co.	$1,936,676

138,000	Gaming and Lodging: 4.53% International Game Technology	6,204,480

23,400 66,800	Health Care Benefits: 4.69% Anthem, Inc.* UnitedHealth Group, Inc	2,120,976 4,304,592

		6,425,568

71,900 32,500	Health Care Services: 3.71% Caremark Rx, Inc.* Quest Diagnostics, Inc.	2,390,675 2,691,975

		5,082,650

45,800	Insurance - Property/Casualty/Title: 2.38% American International Group, Inc.	3,267,830

78,400	Internet Retail: 3.97% eBay, Inc.*	5,435,472

42,200	Machinery: 2.87% Danaher Corp.	3,940,214

141,600 36,000 36,200	Medical Products: 8.65% Boston Scientific Corp.* Stryker Corp. Zimmer Holdings, Inc.*	6,001,008 3,187,080 2,670,836

		11,858,924

22,800	Medical Systems/Equipment: 1.44% Varian Medical Systems, Inc.*	1,967,868

64,200	Retail - Apparel: 1.92% Coach, Inc. *	2,631,558

46,700	Retail - Home Improvement: 1.91% Lowes Companies, Inc.	2,621,271

34,000 105,600	Retail - Specialty: 3.24% Best Buy Co., Inc. Staples, Inc.	1,758,480 2,681,184

		4,439,664

See accompanying Notes to Financial Statements.

Chase Growth Fund	7

SCHEDULE OF INVESTMENTS at March 31, 2004 (Unaudited), Continued

Shares		Market Value

45,800 163,800	Service Companies: 5.79% Apollo Group, Inc. – Class A * Cedant Corp.	$3,943,838 3,995,082

		7,938,920

150,800 61,800	Telecommunications Equipment: 5.23% Nokia Oyj# QUALCOMM, Inc.	3,058,224 4,104,756

		7,162,980

111,500	Wireless Telecommunication: 3.14% America Movil S.A. de C.V.#	4,309,475

	Total Common Stocks (Cost $100,987,633)	129,898,814

SHORT-TERM INVESTMENTS: 5.24%
7,189,917	Federated Cash Trust Treasury Money Market (Cost $7,189,917)	7,189,917

	Total Investments in Securities (Cost $108,177,550): 99.99% Other Assets in Excess of Liabilities: 0.01	137,088,731 6,229

	Net Assets: 100.00%	$137,094,960

* Non-income producing security.
# American Depository Receipt.

See accompanying Notes to Financial Statements.

8	Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2004 (Unaudited)
ASSET
Investments in securities, at value (identified cost $108,177,550)	$137,088,731
Receivables
Fund shares issued	852,960
Dividends and interest	86,710
Prepaid expenses	7,552

Total assets	138,035,953

LIABILITIES
Payables
Securities purchased	739,813
Fund shares redeemed	47,124
Due to Advisor	122,757
Due to Custodian	418
Due to Administrator	17,642
Accrued expenses	13,239
Total liabilities	940,993

NET ASSETS	$137,094,960

Net asset value, offering and redemption price per share
[$137,094,960 / 8,496,008 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$16.14

COMPONENTS OF NET ASSETS
Paid-in capital	$118,990,316
Accumulated net investment loss	(511,886)
Accumulated net realized loss on investments	(10,294,651)
Net unrealized appreciation on investments	28,911,181

Net assets	$137,094,960

See accompanying Notes to Financial Statements.

Chase Growth Fund	9

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2004 (Unaudited)
INVESTMENT INCOME
Income
Dividends (net of withholding tax of $19,849)	$348,848
Interest	7,604
Total income	356,452

Expenses
Advisory fees (Note 3)	606,075
Administration fees (Note 3)	98,210
Transfer agent fees	25,472
Fund accounting fees	18,601
Custody fees	11,432
Registration fees	10,425
Audit fees	8,601
Printing and mailing fees	5,766
Legal fees	4,361
Trustees fees	3,622
Insurance fees	3,034
Miscellaneous	2,745
Total expenses	798,344
Add: Expense recoupment by Advisor (Note 3)	69,994

Net expenses	868,338
Net investment loss	(511,886)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	1,605,218
Net change in unrealized appreciation on investments	20,357,930
Net realized and unrealized gain on investments	21,963,148
Net Increase in Net Assets Resulting from Operations	$21,451,262

See accompanying Notes to Financial Statements.

10	Chase Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2004 (Unaudited)	Year Ended Sept. 30, 2004

NET INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(511,886)	$(423,798)
Net realized gain/(loss) on security transactions	1,605,218	(5,762,435)
Net change in unrealized appreciateion on investments	20,357,930	7,910,677

Net increase in net assets resulting from operation	21,451,262	1,724,444

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived from net change in outstanding shares (a)	11,144,457	51,971,758

Total increase in net assets	32,595,719	53,696,202

NET ASSETS
Beginning of period	104,499,241	50,803,039

End of period	$137,094,960	$104,499,241

Accumulated net investment income (loss)	$(511,886)	$—

(a) A summary of share transactions is as follows:

	Six Months Ended March 31, 2004 (Unaudited)		Year Ended September 30, 2003

	Shares	Paid in Capital	Shares	Paid in Capital

Shares sold	1,299,453	$19,492,536	5,591,308	$73,850,908
Shares issued on reinvestments of distribution	-----	-----	-----	-----
Shares redeemed*	(560,304)	(8,348,079)	(1,657,595)	(21,879,150)

Net Increase	739,149	$11,144,457	3,933,713	$51,971,758

*Net of redemption fees of:		$0		$642

See accompanying Notes to Financial Statements.

Chase Growth Fund	11
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period
	Six Months Ended March 31, 2004(Unaudited)		Year Ended Sept. 30, 2003	Year Ended Sept. 30, 2002	Year Ended Sept. 30, 2001	Year Ended Sept. 30, 2000	Year Ended Sept. 30, 1999

Net asset value, beginning of period	$13.47		$13.29	$14.23	$17.69	$13.66	$10.68

Income from investment operations:	(0.06)		(0.05)	(0.05)#	0.05	(0.01)	(0.05)
Net investment income / (loss)
Net realized and unrealized gain/loss on investments	2.73		0.23	(0.85)	(3.28)	4.04	3.03

Total from investment operations	2.67		0.18	(0.90)	(3.23)	4.03	2.98

Less distributions
From net investment income	—		—	(0.04)	(0.01)	—	—
From net realized gain	—		—	—	(0.22)	—	—

Total distributions	—		—	(0.04)	(0.23)	—	—

Net asset value, end of period	$16.14		$13.47	$13.29	$14.23	$17.69	$13.66

Total return	19.82	%‡	1.35%	(6.36%)	(18.47%)	29.50%	27.90%

Ratios/supplemental data:
Net assets, end of period (thousands)	$137,095		$104,499	$50,803	$33,922	$23,131	$9,140
Ratio of expenses to average net assets:
Before expense reimbursement	1.32	%†	1.42%	1.53%	1.57%	1.70%	2.37%
After expense reimbursement	1.43	%†(1)	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income /(loss) to average net assets
After expense reimbursement	(0.84	%)†	(0.55%)	(0.32%)	0.34%	(0.06%)	(0.59%)
Portfolio turnover rate	39.25	%‡	173.68%	96.06%	94.84%	73.94%	62.49%

#Based on average shares outstanding.
†Annualized.
‡Not Annualized.
(1) Effective January 1, 2004, the Advisor contractually agreed to lower the net annual operating expense rate to 1.39%.

See accompanying Notes to Financial Statements.

12	Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2004 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with large market capitalizations of $10 billion and above. The Fund began operations on December 2, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.    Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B.    Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

C.    Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the

Chase Growth Fund	13

NOTES TO FINANCIAL STATEMENTS at March 31, 2004 (Unaudited) (Continued)

United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.   Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2004, Chase Investment Counsel Corporation (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended March 31, 2004, the Fund incurred $606,075 in Advisory Fees.

The Fund is responsible for its own operating expenses. Effective January 1, 2004, the Advisor agreed to reduce fees payable to it by the Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.39% of average net assets (the “expense cap”). Prior to January 1, 2004, the Advisor agreed to limit the Fund’s annual operating expenses to 1.48% of average net assets. Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2004, the Advisor recouped $69,994 of such expenses it previously reimbursed to the Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $13,432 at March 31, 2004. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2005	$13,432

14	Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2004 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2004, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $61,643,029 and $44,906,478, respectively.

NOTE 5 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the six months ended March 31, 2004, and year ended September 30, 2003 were as follows:

	3/31/2004	9/30/2003
Ordinary Income	—	—
Long-term capital gains	—	—

Chase Growth Fund	15

NOTES TO FINANCIAL STATEMENTS at March 31, 2004 (Unaudited) (Continued)

As of March 31, 2004, the components of capital on a tax basis were as follows:

Cost of investments	$108,177,550

Gross unrealized appreciation	$29,163,767
Gross unrealized depreciation	(252,586)

Net unrealized appreciation	$28,911,181

Accumulated net investment loss	$(511,886)
Undistributed long-term capital gain	—

Total distributable earnings	$(511,886)

Other accumulated gains / (losses)	$(10,294,651)

Total accumulated earnings / (losses)	$18,104,644

At September 30, 2003, the Fund’s most recent fiscal year end, the Fund had a net capital loss carryforward of ($7,065,805), of which ($3,440,852) expires in 2010 and ($3,624,953) expires in 2011.

At September 30, 2003, the Fund’s most recent fiscal year end, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of ($4,834,064). For tax purposes, such losses will be reflected in the year ending September 30, 2004.

NOTE 6 – NOTICE TO SHAREHOLDERS

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commision’s website at sec.gov.

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 403
Charlottesville, VA 22902-5091

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
Fund Services, Incorporated
1500 Forest Avenue, Suite 111
Richmond, VA 23229

Custodian
U.S. Bank, N.A.
425 Walnut Street M/L 6118
Cincinnati, OH 45202

Independent Accountants
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-888-861-7556.

Past performance results shown in this report should not be considered a representation of future  performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth   more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board of Trustees.

Item 10. Controls and Procedures.

(a)   The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)  (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s N-CSR filed December 5, 2003.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)
/s/ Eric M. Banhazl
Eric M. Banhazl, President

Date 5/24/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ Eric M. Banhazl
Eric M. Banhazl, President

Date 5/24/04
By (Signature and Title)*

/s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date 5/24/04

* Print the name and title of each signing officer under his or her signature.